Exhibit 10.52

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “* * *” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

OMB Approval 2700-0042
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. CONTRACT ID CODE
PAGE 1 OF PAGES 2 2. AMENDMENT/MODIFICATION NO. Two (2) 3. EFFECTIVE DATE See block#16C 4. REQUISITION/PURCHASE REQ.NO. 5. PROJECT NO.(if applicable) 6. ISSUED BY CODE National institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612 7. ADMINISTERED BY (If other than Item 6) CODE MID RCB-A N/A 8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP: Code) BIOCRYST PHARMACEUTICALS, INC. 4505 EMPEROR BLVD SUITE 200 DURHAM, NC 27703 (4) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A.MODIFICATION OF CONTRACT/ORDER NO. HHSN272201300017C X 10B. DATED (SEE ITEM 13) September 16, 2013 CODE FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.
12. ACCOUNTING AND APPROPRIATION DATA (If Required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO; (specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO .IN ITEM 10A.
THIS CHANGE ORDER IS ISSUED PURSUANT
B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. Other Specify type of modification and authority)
X Mutual Agreement of parties (FAR1.602-1 and Far 43.102)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return thier copies to the issuing office.
14.DESCRIPTION OF AMENDMENT/modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
PURPOSE: To revise and incorporate Attachment 1 Statement of work and revise Block 12 for Modicication1.
In Modification, 1 remove $2,502,146 from Block 12 and revise Block 12 to read as follows: SOC 25.55 CAN 14-8470038 $2,506,042
The completion date of the contract has not changed to September 15, 2017.
Total cost has not changed at $7,502,146
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A,as heretofore changed,remains unchanged and in full force full force and effect.
15A.NAME AND TITLE OF SIGNER (type or print)
JON P.STONEHOUSE CEO
16A.NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
John Outen, Contracting Officer
OFFICE OF ACQUISITIONS,DEA,NIAID,NIH,DHHS
15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign) 15C.DATE SIGNED
1-24-14 16B.UNITED STATES OF AMERICA
BY
(signature of contracting officer) 16C.DATE SIGNED
1/24/14
NSN 7540-01-152-8070 30-105 Computer Generated STANDARD FORM 30 (REV.10-83)
PREVIOUS EDITION UNUSABLE PRESCRIBED BY GSA FAR (48 CFR) 53.243

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “* * *” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

SPECIAL PROVISIONS	Contract No. HHSN272201300017C Modification No. 2	Page 2 of 2

Beginning with the effective date of this modification, ARTICLE B.2. ESTIMATED COST -OPTION AND ARTICLE G.3 INVOICE SUBMISSION /CONTRACT FINANCING REQUEST IS REVISED

ARTICLE B.2. ESTIMATED COST -Option table below is revised to reflect as follows:

e. Payments from the base and executed options will be made from the following PRISM/NBS Line Item Numbers as follows:

PRISM/NBS Line Item No.	Option/Increment Description	PRISM/NBS Line Item Period of Performance	Funded Amount
1 (BASE)	Base Period: Non-GMP manufacture of drug substance, drug disposition, genetic toxicity and in vitro and small animal efficacy studies	09/16/2013-09/15/2014	$	* * *
2 (Option 1)	Option 1-Manufacture of drug substance and drug product in compliance with cGMP guidance -GMP	09/16/2013 -03/16/2015	$	* * *
3 (Option 2)	Option 2-DP and Development with DS Stability testing	09/16/2013 -09/15/2017	$	* * *
4 (Option 3 MOD 1)	Option 3-IM IND-Enablement and Submission	12/24/2013 -12/23/2014		$2,506,042

ARTICLE C.I. DESCRIPTION-STATEMENT OF WORK is revised to read as follows:

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated January 18, 2014, set forth, in SECTION J-List of Attachments, attached hereto and made a part of this contract.

SECTION J - LIST OF ATTACHMENTS is revised to read as follows:

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated January 18, 2014, 12 pages.

In consideration of this modification Contractor (Biocyrst Pharmaceuticals Inc.) agrees to this change as complete for the revision of the Statement of Work dated January 18, 2014. The Contractor hereby releases the Government from any and all liabilities under this contract agreement for further limitations and or adjustments attributable to the changes contained herin as such facts or circumstances given rise to the changes of clarifying Option 1. All other terms and conditions for Contract HHSN272201300017C are left intact and without change.

END OF MODIFICATION 2 OF HHSN272201300017C

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work below:

1.	Scope of Work

In response to BAA-NIAID-DMID-NIH-AI-2012149, BioCryst’s proposal focuses on BCX4430, a novel small molecule nucleoside with broad spectrum antiviral activity being developed for diseases caused by RNA pathogens. BCX4430, an inhibitor of viral RNA – dependent RNA polymerase (RdRp), is the lead compound in our BSAV program and the specific focus of this proposal. The overall goal of our work plan is to facilitate completion of appropriate studies required for the development of BCX4430 as a broad spectrum antiviral therapy and medical countermeasure for current and emerging infectious agents. The scope of the work activity described includes the filing of two IND applications for BCX4430 for the treatment of MARV disease delivered IM and IV and to conduct the initial phase 1 human clinical studies. BioCryst will be responsible for program management for all the work activities performed including project planning, vendor management, and performance oversight.

2.	Product Development Plan

2.1.	Base Period

Duration: * * *

2.1.1.	Requirements

The base period activities shall focus on completing drug disposition studies, genetic toxicity studies and in vitro and small animal efficacy studies.

2.1.2.	Genetic Toxicity

The contractor shall perform GLP testing in vitro genetic toxicity studies.

2.1.3.	Drug Disposition

The contractor shall perform in vitro drug disposition and ADME studies.

January 18, 2014	Confidential	1

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

2.1.4.	Decision Gates and Deliverables

The contractor shall submit all study reports upon completion of the studies and decision gate reports for exercising Options 3 and 5.

2.2.	OPTION 1: GMP DS and IM DP Manufacture, PK/PD studies and Small Animal Efficacy Studies

Duration: * **

Entry Criterion: Successfully producing non-GMP drug substance that meets the DS release criteria

2.2.1.	Requirements

Option Period 1 activities shall focus on completing the manufacture of drug substance and IM drug product in compliance with cGMP guidance and PK and PD studies and small animal efficacy studies.

2.2.2.	Manufacture IM GMP DS for Ph1

The contractor shall manufacture GMP drug substance which meets specifications and provide required documentation.

2.2.3.	IM GMP DP Development

The contractor shall perform formulation development, manufacture of IM GMP drug product and initiate stability studies.

2.2.4.	In Vitro PK/PD Characterization and Small Animal Studies

The contractor shall utilize internal and external technical expertise as required to perform in vitro PK/PD and mechanism of action studies, in vivo small animal efficacy studies, and in vivo PK/PD studies with viruses requiring BSL4 facilities.

2.2.5.	PK and PD studies and analyses

The contractor shall perform studies, analyses and method validation in infected and uninfected animal models to further characterize the PK and PD and dosing regimens.

January 18, 2014	Confidential	2

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

2.2.6.	Decision Gates and Deliverables

The contractor shall submit GMP manufacturing reports, audit reports, and a decision gate report upon completion of the GMP manufacturing activities for exercising Option 4.

2.3.	OPTION 2: DS and IM DP Stability

Duration: * * *

Entry Criterion: Successfully producing non-GMP drug substance that meets the DS release criteria

2.3.1.	Requirements

The contractor shall perform stability studies to be conducted in appropriate facilities. The contractor shall conduct the studies per protocol in compliance with cGMP/ICH guidance as appropriate for this stage of development.

2.3.2.	Decision Gates and Deliverables

The contractor shall submit stability reports after the conclusion of the studies.

2.4.	OPTION 3: IM IND-Enablement and Submission

Duration: ***

Entry Criterion: Successfully producing non-GMP drug substance that meets the DS release criteria and acceptable safety profile from in vitro and genotoxicity studies

2.4.1.	Requirements

Option Period 3 activities shall focus on completing: IM IND-enabling GLP studies

2.4.2.	Toxicology

The contractor shall conduct and analyze GLP toxicology studies per protocol.

January 18, 2014	Confidential	3

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

2.4.3.	Off Target Toxicology

The contractor shall conduct and analyze non-GLP cellular, mitochondrial, host polymerase toxicology and bone marrow toxicity studies per protocol.

2.4.4.	Safety Pharmacology

The contractor shall conduct and analyze safety pharmacology studies per protocol.

2.4.5.	IND Preparation & Submission

The contractor shall compile and publish an IND in eCTD format.

2.4.6.	Decision Gates and Deliverables

The contractor shall submit all study reports upon completion of the studies, the IND submission documents and regulatory correspondence, audit reports, and a decision gate report for exercising Option 4.

2.5.	OPTION 4: IM Phase 1 Clinical Trials

Duration: ***

Entry Criterion: Results from preclinical toxicology and safety pharmacology studies and manufacture of clinical trial material support first in human dosing

2.5.1.	Requirements

Option Period 4 activities shall focus on completing phase 1 IM SAD/MAD studies.

2.5.2.	Phase 1 IM SAD and MAD studies

The contractor shall conduct first-in human phase 1 IM SAD and MAD clinical pharmacology studies per protocol, analyze data based on statistical analysis plans, and in accordance with Good Clinical Practice (GCP), as well as all relevant policies and guidance from DMID, NIAID, NIH for conducting human clinical trials under contract.

January 18, 2014	Confidential	4

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

2.5.3.	Decision Gates and Deliverables

The contractor shall submit clinical trial protocols and reports and a decision gate report for exercising Option 10.

2.6.	OPTION 5: Characterization of Efficacy in a Therapeutic NHP infection model

Duration: * * *

Entry Criterion: Demonstrated efficacy in small animal studies

2.6.1.	Requirements

2.6.2.	NHP Pharmacology

The contractor shall conduct efficacy studies in nonhuman primates and perform analyses to assess effective dose ranges and dose schedules for viruses requiring BSL4 facilities.

2.6.3.	Decision Gates and Deliverables

The contractor shall submit study protocols and reports, regulatory correspondences, and audit reports if applicable.

2.7.	OPTION 6: IV DP development and Non-GMP DS activities

Duration: ** *

Entry Criteria: Feasible IM drug product formulation

2.7.1.	Requirements

The contractor shall conduct drug product development for an IV injection that can be formulated in a hospital setting using the IM formulation.

2.7.2.	IV Drug substance preformulation

The contractor shall conduct preformulation studies and initiate stability studies of an IV formulation produced with the IM formulation.

January 18, 2014	Confidential	5

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

2.7.3.	Manufacture of non-GMP DS

The contractor shall manufacture non-GMP drug substance which meets specifications and provide required documentation.

2.7.4.	Decision Gates and Deliverables

The contractor shall submit a decision gate report upon completion of the development activities for exercising Options 7, 8 and 9.

2.8.	Option 7: GMP DS and IV DP Manufacture

Duration: * * *

Entry Criterion: Successfully producing non-GMP drug substance that meets the DS release criteria

2.8.1.	Requirements

Option Period 7 activities shall focus on completing the manufacture of drug substance and IV drug product in compliance with cGMP guidance.

2.8.2.	Manufacture IV GMP DS for Ph1

The contractor shall manufacture GMP drug substance which meets specifications and provide required documentation.

2.8.3.	IV GMP DP Development

The contractor shall perform formulation development, manufacture and release testing of IV GMP drug product.

2.8.4.	Decision Gates and Deliverables

The contractor shall submit manufacturing summaries, audit reports, and a decision gate report for exercising Option 10.

January 18, 2014	Confidential	6

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

2.9.	OPTION 8: IV DP Stability

Duration: ***

Entry Criterion: Successfully producing non-GMP drug substance that meets the DS release criteria

2.9.1.	Requirements

The contractor shall perform stability studies to be conducted in appropriate facilities. The contractor shall conduct the studies per protocol in compliance with cGMP/ICH guidance as appropriate for this stage of development.

2.9.2.	Decision Gates

The contractor shall submit stability reports at the completion of the studies.

2.10.	OPTION 9: IV IND-Enablement and Submission

Duration: ** *

Entry Criterion: Successfully producing non-GMP drug substance the from Option 6 period that meets the DS release criteria and initiation of the remaining in vitro studies described in the Base and Option 3 periods of the IM development program

2.10.1.	Requirements

Option Period 9 activities shall focus on completing: IV IND-enabling GLP studies.

2.10.2.	Toxicology

The contractor shall conduct and analyze GLP toxicology studies per protocol.

2.10.3.	Safety Pharmacology

The contractor shall conduct and analyze safety pharmacology studies per protocol.

2.10.4.	IND Preparation & Submission

The contractor shall compile and publish an IND in eCTD format.

January 18, 2014	Confidential	7

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

2.10.5.	Decision Gates and Deliverables

The contractor shall submit all study reports upon completion of the studies, the IND submission documents and regulatory correspondence, audit reports, and a decision gate report for exercising Option 10.

2.11.	OPTION 10: Phase 1IV Clinical Trials

Duration: ***

Entry Criterion: Preclinical toxicology and safety pharmacology study results support first in human dosing

2.11.1.	Requirements

Option Period 10 activities shall focus on completing phase 1IV SAD/MAD studies

2.11.2.	Phase 1IV SAD and MAD studies

The contractor shall conduct first-in human phase 1IV SAD and MAD clinical pharmacology studies per protocol, analyze data based on statistical analysis plans, and in accordance with Good Clinical Practice (GCP), as well as all relevant policies and guidance from DMID, NIAID, NIH for conducting human clinical trials under contract.

2.11.3.	IM / IV relative bioavailability study

The contractor shall conduct an IM / IV bioavailability study per protocol, analyze data based on statistical analysis plans, and in accordance with Good Clinical Practice (GCP), as well as all relevant policies and guidance from DMID, NIAID, NIH for conducting human clinical trials under contract.

2.11.4.	Decision Gates and Deliverables

The contractor shall submit clinical trial protocols and reports at the completion of the studies.

January 18, 2014	Confidential	8

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

3.	Regulatory Compliance, QC, QA, and Data Management:

As required for the implementation of the Work Plan, the Contractor shall:

•	Be responsible for the development and implementation of data management and quality control systems/procedures, including the transmission, storage, confidentiality, and retrieval of all study data.

•	Provide for the statistical design and analysis of data resulting from the research undertaken.

•	Provide raw data or specific analyses of data generated with contract funding to the Project Officer as requested.

•	Ensure strict adherence to FDA regulations and guidance, including requirements for the conduct of animal studies and assays under GLP, the manufacturing of the therapeutic product under cGMP, and the conduct of clinical trials under GCP standards. The Contractor shall maintain quality assurance documentation to support adherence in these areas.

•	Adhere to NIAID clinical trial guidance and requirement.

•	Arrange for independent audits, as needed or as requested by the Project Officer. Audits may be requested to assure that Contractor and/or subcontractor facilities and all planned procedures comply with the FDA regulations and guidance that are required to meet GLP, cGMP and GCP standards. In addition, the Contractor shall ensure that all Contractor and/or subcontractor records and staff are available for site visits or audits.

4.	Facilities and Other Resources:

The Contractor shall provide the equipment, facilities, training and other resources required to implement the Statement of Work and the Work Plan in compliance with all Federal and NIH regulations. This includes:

•	Facilities and resources to develop i.v. and i.m. dosage forms of the lead candidate.

•	Facilities and resources to perform manufacturing scale-up of the lead formulation and characterize the performance of the lead formulation.

•	Facilities and resources to develop qualified and validated assays to measure drug composition, performance and potency drug formulations, perform long term stability testing of the final formulations and assess the pharmacokinetics, bio-distribution and clearance of this formulation in animals.

•	Facilities and resources to perform efficacy studies in various animal efficacy models.

•	Facilities and resources to manufacture according to cGMP requirements.

•	Facilities and resources to perform animal GLP Toxicity Testing.

•	Facilities and resources to perform single and multiple ascending dose studies in healthy adult subjects to determine the dose that is well tolerated in humans.

•	Facilities and resources to perform long-term stability studies of drug substance and drug product

January 18, 2014	Confidential	9

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

5.	Project Management:

•	The Contractor shall provide all expertise needed for the implementation of the Work Plan to be performed under this contract, including: research, manufacturing, regulatory, clinical, statistical analyses, management and administrative activities.

•	The Contractor shall appoint a Principal Investigator (PI) who will be responsible for all aspects of project performance and communication with the NIAID Contracting Officers.

•	The Contractor shall provide a Project Management team who will be responsible for the day-to-day monitoring and tracking of progress and timelines, the coordination of project activities and costs incurred.

•	The Contractor shall provide all managerial and administrative functions necessary for overall planning, monitoring, and implementing activities for the completion of the strategic product development plan.

•	Provide for project staffing

•	Provide for project planning

•	Provide for the implementation of project management systems

•	Provide for project monitoring and risk management

•	Provide for Tracking, Coordination and Oversight of Subcontractors’ Efforts

•	The contractor shall provide for_all project communications.

•	Provide for communications with NIAID Officials

•	Provide for communications with subcontractors

•	Provide for communications with the external advisory group

•	The contractor shall provide for all necessary legal affairs required to ensure the timely acquisition of all proprietary rights, including intellectual property rights and all materials needed to perform the project, as well as reporting to the Government all inventions made in the performance of the project.

•	The Contractor shall provide all the planning and steps required for the conduct of contract review meetings.

January 18, 2014	Confidential	10

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

6.	Contract Review Meetings:

6.1.	Post Award Contract Initiation Review and Report

In preparing the proposal, offerors should include costs for attendance at one Post Award Contract Initiation Review. Offerors should assume a one-day review will be conducted at/near Washington, D.C. or at the contractor site and attendance should include all Key Personnel and all Key Subcontractor personnel.

A report of the Post Award Contract Initiation Review shall be prepared by the Contractor and submitted within twenty-one (21) calendar days following the date of the reviews. These reports shall include the slide presentations and all other review materials as well as summaries of all discussions.

6.2.	Annual Contract Reviews

The contractor, in consultation with the the NIAID Project Officer, will plan, organize and conduct annual review meetings to be held at the 12-month mark of each contract year. These reviews are anticipated to be held at the Contractor’s facility and a location at or near Washington D.C. on an alternating-year basis. The reviews are anticipated to be one-day reviews. Attendees shall include Key Personnel, members of the External Advisory Group, and Key Subcontractor personnel.

Annual Review Meetings shall be closed to the public and shall involve oral and electronic presentations to provide: (1) Updates on the status of efforts for each milestone since the prior meeting. (2) A description of any problem(s) that may have arisen and actions taken or recommended to resolve identified problems. (3) A discussion of future plans for each milestone.

A report of each Annual Contract Review shall be prepared by the Contractor and submitted within twenty-one (21) calendar days following the date of the reviews. These reports shall include the slide presentations and all other review materials as well as summaries of all discussions. Minutes of regular, as well as, ad hoc teleconferences and reviews shall be provided by the Contractor within two (2) business days following the date of the teleconference or review.

January 18, 2014	Confidential	11

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “ * * * ” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Contract: HHSN27220130017C

Statement of Work

6.3.	External Advisory Group Reviews

After contract award and in consultation with the Contracting Officer Representative (COR) and the Contracting Officer, the Contractor will establish an External Advisory Group with the relevant expertise to critically evaluate technical progress in achieving product development objectives and established timelines. It is anticipated that the External Advisory Group will consist of approximately 3-5 members. The membership of the External Advisory Group will be proposed by the Contractor and approved by the COR and Contracting Officer post-award. The specific roles and duties of the External Advisory Group members will be defined by the Contractor and approved by the COR. Compensation for this role will be provided by the Contractor with contract funds as approved by the Contracting Officer and will be commensurate with the specific roles and duties assigned to the members. The Contractor will have the External Advisory Group consulting agreements in place within six months of the effective date of the contract.

Reports of all reviews and communications with the External Advisory Group or its individual members will be documented and submitted to the COR and Contracting Officer. Documentation of such reviews/communications will be provided within twenty-one (21) calendar days and will include a summary of the discussions and copies of slide presentations.

7.	REPORTS AND DELIVERABLES

All deliverables shall be submitted in accordance with Article C.2. Reporting Requirements and Article F.2. Deliverables of the contract.

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